Exhibit 99.1

Bitmine

The Alchemy of 5%

NYSE: BMNR
NYSE: BMNP

Crypto Bull Underway

This cycle likely the largest

Disclaimers

LEGAL DISCLOSURES AND DISCLAIMERS

This presentation is being made available by Bitmine Immersion Technologies, Inc. ("BMNR" or the "Company") in connection with a business update and does not purport to be complete or to contain all information that a prospective investor may require. This presentation should be read in conjunction with the Company's SEC filings, including its most recent Forms 10-K, 10-Q, and 8-K, available at www.sec.gov and www.bitminetech.io, as well as the Company's registration statement on Form S-3ASR filed July 9, 2025, and all subsequent filings.

This presentation contains projections, estimates, scenario analyses, and market predictions including projections regarding future digital asset prices, BMNR stock price scenarios at assumed Ethereum price levels, an illustrative approximately 25x Ethereum price multiple, anticipated staking revenues and rewards, projected inheritance and wealth transfer amounts, and the potential size of the tokenization market. All such projections are hypothetical, illustrative, and based on assumptions that may not be realized. They are presented for discussion purposes only and should not be relied upon as predictions of actual future results. The scenario analysis depicting BMNR stock prices at various ETH price levels is purely illustrative and is not a price target or guarantee of future performance.

This presentation includes financial and performance measures not calculated in accordance with GAAP, including mNAV (market capitalization / crypto holdings NAV), ETH/share accretion, annualized staking revenue derived from weekly data, basis-point outperformance relative to Ethereum, and percentage of network supply held. These measures have limitations as analytical tools and should not be considered substitutes for GAAP results. Definitions may differ from similarly titled measures used by others. Annualized staking revenue does not represent reported GAAP revenue; actual results may differ materially.

Certain data have been obtained from third-party sources, including Fundstrat, Bloomberg, State Street, Electric Capital, Blockworks, DeMark Analytics, and social media commentary. The Company has not independently verified all such information and makes no representation or warranty as to its accuracy or completeness. Quotations and opinions attributed to third parties reflect their views, not those of the Company, and their inclusion does not constitute an endorsement.

Digital assets are highly volatile and speculative; their value could decline to zero. The Company's business is concentrated in Ethereum and is subject to risks including network protocol changes, regulatory actions, cybersecurity threats, and adverse market conditions. Past performance of any asset is not indicative of future results.

This presentation does not constitute an offer to sell or solicitation of an offer to buy any securities, nor shall there be any sale of securities where unlawful prior to registration or qualification under applicable securities laws.

All trademarks and trade names are property of their respective owners. This presentation may not be reproduced without prior written consent. Ethereum Tower LLC and Ethereum Tower Instant LLC and their respective affiliates have not prepared, verified, or approved this presentation and disclaim any responsibility for its accuracy, completeness, or adequacy.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements, including but not limited to statements regarding: the Company's Ethereum acquisition strategy and progress toward its 5% ETH ownership target; the anticipated size, timing, or duration of current or future cryptocurrency market cycles; projections of future Ethereum, Bitcoin, or other digital asset prices; the relationship between the Company's stock price and the price of Ethereum, including any implied coefficients, multiples, or scenario analyses; anticipated staking revenues, rewards, or yields; the Company's buyback program and future capital allocation; the potential fair value of Ethereum or other digital assets at any future date; the expected growth of tokenization markets; the anticipated impact of artificial intelligence on cryptocurrency markets; future wealth transfer or inheritance trends; the Company's strategic priorities, including maintaining maximum ETH exposure and optimizing shareholder returns; the Company's investment in Beast Industries, Eightco Holdings, and other portfolio companies (collectively, "Moonshot Investments"); and expectations regarding the Company's competitive position, including claims regarding MAVAN's staking operations. Words and phrases such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will," "would," "could," "should," "target," "projected," "likely," "ahead," and similar expressions, as well as any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, are intended to identify forward-looking statements. These forward-looking statements are based on management's current expectations, assumptions, and beliefs regarding future events and are not guarantees of future performance. Actual results may differ materially from those expressed or implied in any forward-looking statement due to a variety of factors, including but not limited to: extreme volatility in the prices of Ethereum, Bitcoin, and other digital assets; changes in the regulatory environment for digital assets in the United States and internationally; risks related to the Company's concentrated exposure to Ethereum; cybersecurity risks and risks of loss, theft, or destruction of digital assets; risks related to Ethereum staking, including slashing penalties, validator downtime, and changes to the Ethereum protocol; risks associated with the Company's investments in early-stage or private companies; dilution risk from the Company's capital markets activities; changes in macroeconomic conditions; geopolitical risks; technological disruptions; shifts in investor sentiment; and other risks and uncertainties described in the Company's SEC filings. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable law. Investors are cautioned not to place undue reliance on any forward-looking statement.

Table of Contents

01
"Full-blown" crypto bull market underway

BULL: Large institutions confirming "bull market" underway


Ash Crypto
@AshCrypto
MASSIVE: $1.8 Trillion Franklin Templeton's crypto head says crypto is entering a new bull cycle.
FRANKLIN TEMPLETON
Bitcoin / U.S. Dollar
190,000.00
180,000.00
170,000.00
160,000.00
150,000.00
140,000.00
130,000.00
120,000.00
110,000.00
100,000.00
90,000.00
80,000.00
70,000.00
60,000.00
9:29 AM · Sep 24, 2026 · 189.1K Views
186
618
4.7K
123

TECHNICALS: Bitcoin above the 200-day moving average


0.12M
0.1M
90000
83541.92
80000
71156.40
60000
200 dma
Bitcoin - Last Price
SMAVG (200) 71156.40
2024
2025
2026
XBT Curncy (Bitcoin) XBT vBMNR Daily 27SEP2024-28SEP2026 Copyright© 2026 Bloomberg Finance L.P.
27-Sep-2026 22:41:35

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

TECHNICALS: Bitcoin above the 200-day moving average


0.12M
0.1M
90000
83541.92
80000
71156.40
60000
Apr 24, 2025
200 dma
Bitcoin - Last Price
SMAVG (200) 71156.40
2024
2025
2026
XBT Curncy (Bitcoin) XBT vBMNR Daily 27SEP2024-28SEP2026 Copyright© 2026 Bloomber
Aug 19 >200 dma

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

TECHNICALS: Bitcoin above the 200-day moving average


0.12M
0.1M
90000
83541.92
80000
71156.40
60000
Apr 24, 2025
200 dma
Aug 19 >200 dma
Bitcoin - Last Price
SMAVG (200) 71156.40
2024
2025
XBT Curncy (Bitcoin) XBT vBMNR Daily 27SEP2024-28SEP2026 Copyright© 2026 Bloor
27-Sep-2026 22:41:35

	# instances (% time)	6M forward return	Win-ratio
Above 200D ↑	1,765 (66%)	+193%	80%
Below 200D ↓	923 (34%)	+10%	36%

TECHNICALS: Bitcoin above the 200-day moving average


0.12M
0.1M
90000
83541.92
80000
71156.40
60000
Apr 24, 2025
200 dma
Bitcoin - Last Price
SMAVG (200) 71156.40
2024
2025
XBT Curncy (Bitcoin) XBT vBMNR Daily 27SEP2024-28SEP2026
27-Sep-2026 22:41:35
Aug 19 >200 dma

	# instances (% time)	6M forward return	Win-ratio
Above 200D	1,765 (66%)	+193%	80%
Below 200D	923 (34%)	+10%	36%

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

TECHNICALS: Bitcoin above the 200-day moving average


0.2M
83805.10
40000
20000
10000
4000
2000
1000
400
200
100
40
20
10
4
Log
200 dma
Bitcoin - Last Price
SMAVG (200) 71157.71
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
XBT Curncy (Bitcoin) XBT vBMNR Daily 19JUL2012-28SEP2026
Copyright© 2026 Bloomberg Finance L.P.
27-Sep-2026 21:51:40

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

TECHNICALS: Bitcoin above the 200-day moving average


0.2M
83805.10
40000
20000
10000
4000
2000
1000
400
200
100
40
20
10
4
Log
200 dma
Bitcoin - Last Price
SMAVG (200) 71157.71
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
XBT Curncy (Bitcoin) XBT vBMNR Daily 19JUL2012-28SEP2026
Copyright© 2026 Bloomberg Finance L.P.
27-Sep-2026 21:51:40

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

TECHNICALS: Bitcoin above the 200-day moving average


0.2M
83805.10
40000
20000
10000
4000
2000
1000
400
200
100
40
20
10
4
Log
false
bull
bull
bull
bull
bull
bull
bull
bull
bull
200 dma
Bitcoin - Last Price
SMAVG (200) 71157.71
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
XBT Curncy (Bitcoin) XBT vBMNR Daily 19JUL2012-28SEP2026
Copyright© 2026 Bloomberg Finance L.P.
27-Sep-2026 21:51:40

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

Illustrative | For Discussion Purposes

ETF FLOWS: Bitcoin YTD flows are now positive = bull market


Eric Balchunas
@EricBalchunas
FIXING A HOLE: Bitcoin ETFs' YTD flows are now positive after a $4.6b tsunami of cash came in over the past month ever since Bessent said it would increase bond buying which reminded everyone that the train has no brake pedal, only gas. Chart, story via @sidcoins
US Bitcoin Fund Flows Flip Positive for 2026
Daily net flow
$1.0B
0.5
0.0
-0.5
-1.0
Treasury announcement
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
2026
Source: Bloomberg
Bloomberg
7:28 AM · Sep 23, 2026 · 48.9K Views

Flows turned positive in September

BITMINE · BMNR

Asset Performance relative to S&P 500 since June 30, 2026

6/30/26 to 9/18/26



Ethereum 65.2%
Solana 52.2%
Bitcoin 36.3%
Energy 18.9%
MSCI World Energy 16.5%
Expanded Tech-Software ETF (IGV) 13.2%
Silver Spot 11.1%
Magnificent 7 8.3%
Gold Spot 7.2%
Healthcare 3.7%
MSCI World Financials 2.7%
Financials 1.9%
MSCI World Comm. Services 1.3%
MSCI World Health Care 1.3%
MSCI World Materials 1.1%
MSCI World Technology 1.0%
MSCI World -0.2%
Comm. Services ex-Mag 7 -0.7%
Staples -2.8%
Materials -3.4%
MSCI World Staples -3.7%
MSCI World Discretionary -5.0%
MSCI World Real Estate -5.3%
Real Estate -5.4%
MSCI World Industrials -6.9%
Russell 2000 -7.4%
20Y+ Treasury Bond ETF (TLT) -8.0%
Discretionary ex-Mag 7 -9.1%
MSCI World Utilities -9.4%
Technology ex-Mag 7 -10.3%
Industrials -10.6%
Utilities -11.9%
Korea (KOSPI) -20.7%

Source: Fundstrat, Bloomberg. As of Sep 18, 2026

Illustrative | For Discussion Purposes

Asset Performance relative to S&P 500 since June 30, 2026

6/30/26 to 9/18/26


Ethereum 65.2%
Solana 52.2%
Bitcoin 36.3%
Energy 18.9%
MSCI World Energy 16.5%
Expanded Tech-Software ETF (IGV) 13.2%
Silver Spot 11.1%
Magnificent 7 8.3%
Gold Spot 7.2%
Healthcare 3.7%
MSCI World Financials 2.7%
Financials 1.9%
MSCI World Comm. Services 1.3%
MSCI World Health Care 1.3%
MSCI World Materials 1.1%
MSCI World Technology 1.0%
MSCI World -0.2%
Comm. Services ex-Mag 7 -0.7%
Staples -2.8%
Materials -3.4%
MSCI World Staples -3.7%
MSCI World Discretionary -5.0%
MSCI World Real Estate -5.3%
Real Estate -5.4%
MSCI World Industrials -6.9%
Russell 2000 -7.4%
20Y+ Treasury Bond ETF (TLT) -8.0%
Discretionary ex-Mag 7 -9.1%
MSCI World Utilities -9.4%
Technology ex-Mag 7 -10.3%
Industrials -10.6%
Utilities -11.9%
Korea (KOSPI) -20.7%
Crypto crushing macro assets by a "country mile"

Source: Fundstrat, Bloomberg. As of Sep 18, 2026

Illustrative | For Discussion Purposes

BITMINE · BMNR

Asset Performance relative to S&P 500 since June 30, 2026

6/30/26 to 9/18/26


Ethereum 65.2%
Solana 52.2%
Bitcoin 36.3%
Energy 18.9%
MSCI World Energy 16.5%
Expanded Tech-Software ETF (IGV) 13.2%
Silver Spot 11.1%
Magnificent 7 8.3%
Gold Spot 7.2%
Healthcare 3.7%
MSCI World Financials 2.7%
Financials 1.9%
MSCI World Comm. Services 1.3%
MSCI World Health Care 1.3%
MSCI World Materials 1.1%
MSCI World Technology 1.0%
MSCI World -0.2%
Comm. Services ex-Mag 7 -0.7%
Staples -2.8%
Materials -3.4%
MSCI World Staples -3.7%
MSCI World Discretionary -5.0%
MSCI World Real Estate -5.3%
Real Estate -5.4%
MSCI World Industrials -6.9%
Russell 2000 -7.4%
20Y+ Treasury Bond ETF (TLT) -8.0%
Discretionary ex-Mag 7 -9.1%
MSCI World Utilities -9.4%
Technology ex-Mag 7 -10.3%
Industrials -10.6%
Utilities -11.9%
Korea (KOSPI) -20.7%

Crypto crushing macro assets by a "country mile"

- **"hawkish" Fed**
- **surging oil**
- **global bond yields rising**
- **tight financial conditions**

Source: Fundstrat, Bloomberg. As of Sep 18, 2026

Illustrative | For Discussion Purposes

DEMARK: Confirming Crypto bull underway



Tom DeMark
Founder of
DeMark Analytics

We are confident Ethereum markets will continue to trade higher.

When a market rallies 100% off of the low price, it is often an indication of a potential trend reversal.

As of Sept 28, 2026

DEMARK: Confirming Crypto bull underway



Tom DeMark
Founder of
DeMark Analytics

We are confident Ethereum markets will continue to trade higher.

When a market rallies 100% off of the low price, it is often an indication of a potential trend reversal.

As of Sept 28, 2026

4-YEAR CYCLE: Predicted Bottom is October 5, 2026

Orbion @cryptorbion · Sep 25

10 DAYS LEFT UNTIL $BTC **CYCLE** BOTTOM

every **cycle** has run on the exact same clock and almost nobody is talking about it

2015 to 2017 -> 1,064d bull market
2017 to 2018 -> 364d bear market
2018 to 2021 -> 1,064d bull market
2021 to 2022 -> 364d bear market
2022 to 2025 -> 1,064d bull market

run the pattern one more time and 2025 to 2026 is another 364 day bear market

that puts the cycle bottom on one exact date, October 5

before it hits i expect one last wave of fear where the whole crowd decides the 4 year cycle is dead

Oct 5, 2026

Source: Third-party social media commentary (@cryptorbion). The Company does not endorse, adopt, or guarantee the accuracy of this prediction. Cycle timing patterns are historical observations only and may not be indicative of future market behavior. See Disclaimers.


Its maths

02
This crypto bull should be larger than past cycles


Biggest crypto
cycle ahead

BULL CYCLE: Why likely to be larger than other bull markets

- Tokenization is a bigger story than prior bulls
- Flows: Wealth transfer + Institutions buying crypto
- DATs permanent capital = amplify next bull cycle
- Crypto is a downstream AI story

As of Sept 28, 2026

BULL CYCLE: Why likely to be larger than other bull markets

- Tokenization is a bigger story than prior bulls
- Flows: Wealth transfer + Institutions buying crypto
- DATs permanent capital = amplify next bull cycle
- Crypto is a downstream AI story

As of Sept 28, 2026

ETH/BTC ratio: Future tailwinds of Tokenization and AI


Tokenization
Agentic AI
ICO boom
ETH/BTC:
0. 1475
NFTs
0.0832
Stablecoins
0.04238
0.03212
0.01734
0.01809
0.0016
0.20000
0.10000
0.04000
0.03212
0.02000
0.01000
0.00400
0.00300
0.00200
Log
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH/BTC '18 vBMNR Daily 07AUG2015-17DEC2026
Copyright© 2026 Bloomberg Finance L.P.
28-Sep-2026 13:42:05

Source: Bloomberg and Fundstrat

Illustrative | For Discussion Purposes

ETH/BTC ratio: Future tailwinds of Tokenization and AI


Tokenization
Agentic AI
ICO boom
ETH/BTC:
0.1475
NFTs
0.0832
Stablecoins
0.04238
0.03212
0.01734
0.01809
0.0016
0.20000
0.10000
0.04000
0.03212
0.02000
0.01000
0.00400
0.00300
0.00200
Log
XET-USD Cross Rate / XBT-USD Cross Rate 0.03212
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH/BTC '18 vBMNR Daily 07AUG2015-17DEC2026 Copyright© 2026 Bloomberg Finance L.P. 28-Sep-2026 13:42:05

Source: Bloomberg and Fundstrat

Illustrative | For Discussion Purposes

ETH/BTC ratio: Future tailwinds of Tokenization and AI


Tokenization
Agentic AI
ICO boom
ETH/BTC:
0. 1475
NFTs
0.0832
Stablecoins
0.04238
0.03212
0.01809
0.01734
0.0016
0.20000
0.10000
0.04000
0.03212
0.02000
0.01000
0.00400
0.00300
0.00200
Log
XET-USD Cross Rate / XBT-USD Cross Rate 0.03212
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH/BTC '18 vBMNR Daily 07AUG2015-17DEC2026 Copyright© 2026 Bloomberg Finance L.P. 28-Sep-2026 13:42:05

Source: Bloomberg and Fundstrat

ETH/BTC ratio: Future tailwinds of Tokenization and AI



Tokenization
Agentic AI
ICO boom
ETH/BTC:
0. 1475
NFTs
0.0832
Stablecoins
0.04238
0.01809
0.03212
0.01734
0.0016
0.20000
0.10000
0.04000
0.03212
0.02000
0.01000
0.00400
0.00300
0.00200
Log
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH/BTC '18 vBMNR Daily 07AUG2015-17DEC2026 Copyright© 2026 Bloomberg Finance L.P. 28-Sep-2026 13:42:05

Source: Bloomberg and Fundstrat

Etherealize @Etherealize_io · May 28

BlackRock CEO **Larry Fink:** Countries are racing to launch their own stablecoins

"Every member of our government needs to wake up to the idea that these deficits are threatening our future and the value of the dollar. Let's be clear, if we were not the country whose currency is

Show more


1:34

12 76 353 38K

Altcoin Daily
@AltcoinDaily
Follow back

"Tokenization… We're at the beginning of a SUPER CYCLE, and it's going to take over the entire financial system" - Robinhood CEO Vlad Tenev


SQUAWK BOX
ROBINHOOD PUSHES FOR TOKENIZATION
Altcoin Daily
STREAM CNBC+
1:44 From Altcoin Daily

3:44 PM · Oct 1, 2026 · **166.2K** Views

179 656 3.8K 351

Coin Bureau @coinbureau · Jul 6

🔥BULLISH: **ROBINHOOD** CEO EXPLAINS WHY CRYPTO IS THE FUTURE

"I believe that the future of crypto is in real-world assets."

"If an asset is not tied to an underlying utility, it's not a productive asset."

"Everything that is running on traditional rails will eventually become on-chain, tokenized."

"Everything that is running on traditional rails will eventually become on-chain, tokenized."


MARKET ALERT
ROBINHOOD CEO ON CRYPTO TRADING
STREAM CNBC+
0:42

107 · 225 · 1K · 201K

TOKENIZATION: $200 trillion of liquid assets tokenized

Figure 3: The equity market value was USD 99.3 trillion at Q1 2026

STATE STREET INVESTMENT MANAGEMENT

Global Market Portfolio 2026

GMP	USD Value	Weights (%)
Equity	$99.3T	45.0
Government bonds	$43.6T	19.8
IG credit	$18.9T	8.5
Gold	$13.5T	6.1
Private equity	$10.7T	4.8
EM debt	$10.5T	4.8
Securitized	$10.0T	4.5
Real estate	$7.1T	3.2
Inflation-linked bonds	$3.1T	1.4
HY bonds	$1.8T	0.8
Private debt	$1.8T	0.8
Convertibles	$0.5T	0.2

Source: State Street Investment Management, *The Global Market Portfolio 2026* (July 2026).

TOKENIZATION: $200 trillion of liquid assets tokenized

Figure 3: The equity market value was USD 99.3 trillion at Q1 2026

STATE STREET INVESTMENT MANAGEMENT — Global Market Portfolio 2026

GMP	USD Value	Weights (%)
Equity	$99.3T	45.0
Government bonds	$43.6T	19.8
IG credit	$18.9T	8.5
Gold	$13.5T	6.1
Private equity	$10.7T	4.8
EM debt	$10.5T	4.8
Securitized	$10.0T	4.5
Real estate	$7.1T	3.2
Inflation-linked bonds	$3.1T	1.4
HY bonds	$1.8T	0.8
Private debt	$1.8T	0.8
Convertibles	$0.5T	0.2

Just top 3 = $160 trillion

Source: State Street Investment Management, *The Global Market Portfolio 2026* (July 2026).

ETHEREUM: Wall Street favors Ethereum

- Major tokenization wins:
  - Blackrock BUIDL
  - JPMorgan MONY
  - Securitize continues to primarily use Ethereum
  - Ondo Finance primarily launches on Ethereum

- Layer 2 wins:
  - Robinhood chose to build on Arbitrum, Ethereum is security layer
  - Coinbase Base L2 leader in TVL
  - Kraken launches Ink L2 on Optimism chain

ETHEREUM: Wall Street favors Ethereum

- Major tokenization wins:
  - Blackrock BUIDL
  - JPMorgan MONY
  - Securitize continues to primarily use Ethereum
  - Ondo Finance primarily launches on Ethereum

- Layer 2 wins:
  - Robinhood chose to build on Arbitrum, Ethereum is security layer
  - Coinbase Base L2 leader in TVL
  - Kraken launches Ink L2 on Optimism chain

ETHEREUM: Largest developer ecosystem

Exceeds all others combined

DEVELOPER REPORT by ELECTRIC CAPITAL

EVM Stack	3,796
Ethereum	2,886
Bitcoin	883
Solana	760
SVM Stack	760
Stellar	491
Polkadot Network Stack	461
Cosmos	362
Polygon	357
Polkadot	317
Arbitrum	303

As of Feb 9, 2026

Illustrative | For Discussion Purposes

ETH/BTC ratio: Future tailwinds of Tokenization and AI



ICO boom
ETH/BTC:
0. 1475
NFTs
0.0832
Stablecoins
0.04238
Tokenization
Agentic AI
0.03212
0.0016
0.01734
0.01809
0.20000
0.10000
0.04000
0.03212
0.02000
0.01000
0.00400
0.00300
0.00200
Log
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH/BTC '18 vBMNR Daily 07AUG2015-17DEC2026 Copyright© 2026 Bloomberg Finance L.P. 28-Sep-2026 13:42:05

Source: Bloomberg and Fundstrat

BULL CYCLE: Why likely to be larger than other bull markets

- Tokenization is a bigger story than prior bulls
- Flows: Wealth transfer + Institutions buying crypto
- DATs permanent capital = amplify next bull cycle
- Crypto is a downstream AI story

WEALTH: $100 trillion of wealth transfer underway

WOLF Terminal
@WOLF_Terminal

VLAD TENEV SAYS A $100 TRILLION WEALTH TRANSFER IS UNDERWAY

He thinks technology can make private wealth services accessible to a much broader group of investors:


MAD MONEY
CAN ROBINHOOD CASH IN ON THE GREAT WEALTH TRANSFER? CRAMER'S ASKING ITS CEO
@JIMCRAMER
CNBC
1:27

1:00 AM · Sep 24, 2026 · **9,908** Views

4 3 15 11

INHERITANCE: Accelerated pace of inheritance in USA


Annual inheritance, per IRS
($ billions)
2019
147
2020
113
2021
171
2022
237
2023
347
2024e
425
2025e
550
2026e
675

Source: IRS (link) and 2024 to 2026 estimates per Fundstrat Research

INHERITANCE: Accelerated pace of inheritance in USA

Annual inheritance, per IRS
($ billions)


2019
147
2020
113
2021
171
2022
237
2023
347
2024e
425
2025e
550
2026e
675

Make sense why equities strong since 2023?

Source: IRS (link) and 2024 to 2026 estimates per Fundstrat Research

INHERITANCE: Accelerated pace of inheritance in USA


Annual inheritance, per IRS
($ billions)
2019-2021
$450 billion
2019
147
2020
113
2021
171
2022
237
2023
347
2024e
425
2025e
550
2026e
675

Source: IRS (link) and 2024 to 2026 estimates per Fundstrat Research

INHERITANCE: Accelerated pace of inheritance in USA

Annual inheritance, per IRS
($ billions)


2019
147
2020
113
2021
171
2022
237
2023
347
2024e
425
2025e
550
2026e
675

2019-2021
$450 billion

2026-2028
$1.5T-$2.0T

Source: IRS (link) and 2024 to 2026 estimates per Fundstrat Research

WEALTH: Millennials likely to rotate away from Private Equity/Debt

Figure 3: The equity market value was USD 99.3 trillion at Q1 2026

STATE STREET INVESTMENT MANAGEMENT

Global Market Portfolio 2026

GMP	USD Value	Weights (%)
Equity	$99.3T	45.0
Government bonds	$43.6T	19.8
IG credit	$18.9T	8.5
Gold	$13.5T	6.1
Private equity	$10.7T	4.8
EM debt	$10.5T	4.8
Securitized	$10.0T	4.5
Real estate	$7.1T	3.2
Inflation-linked bonds	$3.1T	1.4
HY bonds	$1.8T	0.8
Private debt	$1.8T	0.8
Convertibles	$0.5T	0.2

Illustrative | For Discussion Purposes

Source: State Street Investment Management, *The Global Market Portfolio 2026* (July 2026).

WEALTH: Millennials likely to rotate away from Private Equity/Debt

Figure 3: The equity market value was USD 99.3 trillion at Q1 2026

STATE STREET INVESTMENT MANAGEMENT

Global Market Portfolio 2026

GMP	USD Value	Weights (%)
Equity	$99.3T	45.0
Government bonds	$43.6T	19.8
IG credit	$18.9T	8.5
Gold	$13.5T	6.1
Private equity	$10.7T	4.8
EM debt	$10.5T	4.8
Securitized	$10.0T	4.5
Real estate	$7.1T	3.2
Inflation-linked bonds	$3.1T	1.4
HY bonds	$1.8T	0.8
Private debt	$1.8T	0.8
Convertibles	$0.5T	0.2

$12 trillion that can rotate into crypto assets

Illustrative | For Discussion Purposes

Source: State Street Investment Management, *The Global Market Portfolio 2026* (July 2026).

BITMINE · BMNR

Asset Performance relative to S&P 500 since June 30, 2026

6/30/26 to 9/18/26



Ethereum 65.2%
Solana 52.2%
Bitcoin 36.3%
Energy 18.9%
MSCI World Energy 16.5%
Expanded Tech-Software ETF (IGV) 13.2%
Silver Spot 11.1%
Magnificent 7 8.3%
Gold Spot 7.2%
Healthcare 3.7%
MSCI World Financials 2.7%
Financials 1.9%
MSCI World Comm. Services 1.3%
MSCI World Health Care 1.3%
MSCI World Materials 1.1%
MSCI World Technology 1.0%
MSCI World -0.2%
Comm. Services ex-Mag 7 -0.7%
Staples -2.8%
Materials -3.4%
MSCI World Staples -3.7%
MSCI World Discretionary -5.0%
MSCI World Real Estate -5.3%
Real Estate -5.4%
MSCI World Industrials -6.9%
Russell 2000 -7.4%
20Y+ Treasury Bond ETF (TLT) -8.0%
Discretionary ex-Mag 7 -9.1%
MSCI World Utilities -9.4%
Technology ex-Mag 7 -10.3%
Industrials -10.6%
Utilities -11.9%
Korea (KOSPI) -20.7%
Crypto crushing macro assets by a "country mile"

Source: Fundstrat, Bloomberg. As of Sep 18, 2026

Illustrative | For Discussion Purposes

BULL CYCLE: Why likely to be larger than other bull markets

- Tokenization is a bigger story than prior bulls
- Flows: Wealth transfer + Institutions buying crypto
- DATs permanent capital = amplify next bull cycle
- Crypto is a downstream AI story

DATS: Friends of crypto in a bull market



As of Sept 28, 2026
Source: Fundstrat, Bloomberg


DWF Ventures
@DWFVentures
DWF VENTURES
Are DATs worth holding?
Are DATs worth holding?

DIGITAL ASSET TREASURIES

Crypto Treasury Companies

DWF VENTURES

Top 20 crypto assets NAV, ranked by mNAV (mNAV = market capitalization / crypto holdings NAV)


Premium to NAV
Discount to NAV
Bit Digital BTBT 1.49
Strive ASST 1.21
Hyperliquid Strategies PURR 1.17
BitMine BMNR 1.02
Strategy MSTR 0.97
SharpLink SBET 0.89
Cypherpunk Technologies CYPH 0.88
ProCap Financial BRR 0.75
DeFi Development DFDV 0.74
Solana Company HSDT 0.73
Forward Industries FWDI 0.68
CEA Industries BNC 0.64
Twenty One XXI 0.59
StablecoinX USDE 0.45
BTCS Inc. BTCS 0.44
KindlyMD (Nakamoto) NAKA 0.44
Upexi UPXI 0.35
Hyperion DeFi HYPD 0.34
Solmate SLMT 0.29
SovereignAI SVRN 0.22
0.15×
0.25×
0.50×
0.75×
1.00×
1.25×
1.50×
Only 4 trade above NAV, including BMNR

Source: Blockworks Treasury Companies (as of 21 Sept 2026)

DIGITAL ASSET TREASURIES

Crypto Treasury Companies

Top 20 crypto assets NAV, ranked by mNAV (mNAV = market capitalization / crypto holdings NAV)


Premium to NAV
Discount to NAV
Bit Digital BTBT 1.49
Strive ASST 1.21
Hyperliquid Strategies PURR 1.17
BitMine BMNR 1.02
Strategy MSTR 0.97
SharpLink SBET 0.89
Cypherpunk Technologies CYPH 0.88
ProCap Financial BRR 0.75
DeFi Development DFDV 0.74
Solana Company HSDT 0.73
Forward Industries FWDI 0.68
CEA Industries BNC 0.64
Twenty One XXI 0.59
StablecoinX USDE 0.45
BTCS Inc. BTCS 0.44
KindlyMD (Nakamoto) NAKA 0.44
Upexi UPXI 0.35
Hyperion DeFi HYPD 0.34
Solmate SLMT 0.29
SovereignAI SVRN 0.22
0.15×
0.25×
0.50×
0.75×
1.00×
1.25×
1.50×
Next bull… these recover

Source: Blockworks Treasury Companies (as of 21 Sept 2026)



In a bull, DATs support L1

As of Sept 28, 2026

DATS: Permanently reducing supply... just before next "bull"

	Crypto ($ billions)	% of Network
Ethereum (ETH)	$21.4	7.0%
Bitcoin (BTC)	108.7	6.5%
Solana (SOL)	2.4	3.3%
Hyperliquid (HYPE)	$2.8	14.1%
Worldcoin (WLD)	0.1	7.5%
Zcash (ZEC)	0.4	1.7%



As of Sept 28, 2026

Illustrative | For Discussion Purposes

DATS: Permanently reducing supply... just before next "bull"

7% less supply (versus prior bulls)

	Crypto ($ billions)	% of Network
Ethereum (ETH)	$21.4	**7.0%**
Bitcoin (BTC)	108.7	6.5%
Solana (SOL)	2.4	3.3%
Hyperliquid (HYPE)	$2.8	14.1%
Worldcoin (WLD)	0.1	7.5%
Zcash (ZEC)	0.4	1.7%



Illustrative | For Discussion Purposes

BULL CYCLE: Why likely to be larger than other bull markets

- Tokenization is a bigger story than prior bulls
- Flows: Wealth transfer + Institutions buying crypto
- DATs permanent capital = amplify next bull cycle
- Crypto is a downstream AI story

ETHEREUM: Downstream to AI trade

SMH


245
200
150
100
Normalized As Of 05/27/20
VanEck Semiconductor ETF - Last
2025
2026

DRAM


6000
5000
4124
3000
2000
1000
0
Normalized As Of 07/17/2025
Sandisk Corp - Last Price 412
2025
2026

MAGS


240
220
200
180
160
136
120
100
80
60
Normalized As Of 05/27/2
Roundhill Magnificent Seven ETF -
2025
2026

IGV


240
220
200
180
160
140
120
102
80
60
Normalized As Of 05
iShares Expanded Tech-Software S
2025
2026

ETH


250
200
150
100
78
50
XET-USD Cross Rate / State Stree
2025
2026

As of Sept 28, 2026

ETHEREUM: Downstream to AI trade


SMH
DRAM
MAGS
IGV
ETH
245
4124
136
102
78
Normalized As Of 05/27/20
VanEck Semiconductor ETF - Last
Normalized As Of 07/17/2025
Sandisk Corp - Last Price 412
Normalized As Of 05/27/2
Roundhill Magnificent Seven ETF -
iShares Expanded Te -Software
XET-USD Cross Rate /
2025
2026

"This is the grand unification of AI and crypto. AI agents are going to need money. "

Marc Andreessen (founder of a16z)

Miles Deutscher @milesdeutscher

Subscribe

This, singlehandedly, is why I'm still bullish on crypto.

If you don't believe me, listen to Marc Andreessen (founder of a16z - the world's biggest VC).

Crypto x AI is going to be HUGE - and one of the best product-market fits we've ever seen.

"This is the grand unification of AI and crypto. AI agents are going to need money."

This is the future.


0:43

8:14 AM · Apr 10, 2026 · **116.8K** Views

84 · 123 · 1K · 470

Source: Fundstrat

Non-Humans Are Increasing Share of All Content Created


Polymarket
75%
Bot-like wallet share of on-chain trading volume · Bloomberg, April 28, 2026
Web Traffic
53%
Automated share on Imperva enterprise network (good + bad bots) · Imperva 2026 Bad Bot Report, April 2026
Emails
47%
Spam share of global email traffic · Statista / DeBounce, December 2024
Stock Trading
44%
Electronic execution of US equity buy-side volume · Coalition Greenwich, January 2025
Website Creation
35%
New websites built using AI generation tools · Stanford / Imperial College / Internet Archive, April 2026
Product Reviews
30%
Online product reviews that are likely fake or AI-generated · ReviewDriver, 2025
X.com
20%
Bot-account share of X chatter (peer-reviewed) · Carnegie Mellon / Nature, March 2025
Reddit
15%
AI-generated share of Reddit posts, sitewide · Originality.ai, December 2025

NASDAQ: ORBS

Each bar measures share of activity that is non-human in origin or execution. The unifying concept is inauthentic activity; the specific form varies by domain — bot accounts, automated execution, botnet-sent spam, AI-generated content, and inauthentic / fake content. Detection methodology and definitions therefore differ per data point. This material is for informational purposes only and does not constitute investment advice.

Source: Fundstrat

AI: AI agents can bypass “captcha”


Ansem
@blknoiz06
Follow
watching ai agents bypass the "im not a robot" captcha is pretty meta i must say
7:36 PM · Sep 24, 2026 · 105K Views
215
69
1.1K
25

AI: Keep humans in the loop

- Send unauthorized emails
- Take over our bank accounts
- Take over our social media
- Take control of our assets
- Get us fired
- AI creates its own banking system


Biggest crypto
cycle ahead

03
Bitmine outperforming ETH in each cycle

ALCHEMY: Bitmine priorities as we near 5% of ETH

- Maintain maximum exposure to ETH in this bull market
- 5% target, set to optimize shareholder value
- Leverage substantial scale to optimize opportunities in tokenization and Ethereum ecosystem

ALCHEMY: Bitmine priorities as we near 5% of ETH

- **Maintain maximum exposure to ETH in this bull market**
- 5% target, set to optimize shareholder value
- Leverage substantial scale to optimize opportunities in tokenization and Ethereum ecosystem

ETHEREUM: Exiting a long consolidation


8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
$6
$1,366
$85
$4,626
2,700

Source: Fundstrat, Bloomberg, coinmarketcap

ETHEREUM: Exiting a long consolidation


54x
227x
$4,626
$1,366
$85
$6
2,700
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

ETHEREUM: Exiting a long consolidation


Projected
~25x?
agentic AI
tokenization
54x
227x
$4,626
$1,366
2,700
$85
$6
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

BMNR: Stock price historically follows ETH price


ticker:
BMNR
Legend
Track
Annotate
Zoom
Select
Copy
BMNR US Equity
60
55
50
45
40
35
30
25
2800
3000
3200
3400
3600
3800
4000
4200
4400
4600
4800
XETUSD Curncy

BMNR: Stock price historically follows ETH price

ticker: BMNR


Legend
Track
Annotate
Zoom
Select
Copy
BMNR US Equity
25
30
35
40
45
50
55
60
2800
3000
3200
3400
3600
3800
4000
4200
4400
4600
4800
XETUSD Curncy

**Coefficient:
0.015 * ETH + ETH/share accretion

BMNR: Stock price historically follows ETH price

ticker:
BMNR


BMNR:
$4,000-$5,000
$4,000 -
$5,000
BMNR:
$1,200-1,500
$1,500
BMNR:
$300-500
$500
$22,000
$22,000
$62,500
$250,000

**Coefficient:
0.015 * ETH + ETH/share accretion

Illustrative Scenario Analysis Only. The stock price ranges shown are hypothetical and derived solely from assumed Ethereum price levels for illustrative purposes, and are not intended to represent price targets, forecasts, or guarantees of future stock performance. Actual stock price will depend on numerous factors and may differ materially. See Disclaimers.

ALCHEMY: Bitmine priorities as we near 5% of ETH

- Maintain maximum exposure to ETH in this bull market
- **5% target, set to optimize shareholder value**
- Leverage substantial scale to optimize opportunities in tokenization and Ethereum ecosystem

As of Sept 28, 2026

BITMINE: Achievements in first year of operations

- Reached 6.0 million ETH, 4.9% of the ETH supply
- Launched MAVAN, the largest single-staker operator in the world
- Partnering with Ethereum foundation 2.0
- Set benchmark for ETH credit by issuing $BMNP, ETH perpetual preferred
- Largest crypto treasury company buyback program ever authorized
- Moonshots including Beast Industries, Eightco, A+ and others
- Uplisted to Big Board NYSE
- Added to Russell 1000 Large-cap Index

As of Sept 28, 2026

BITMINE: Achievements in first year of operations

- Reached 6.0 million ETH, 4.9% of the ETH supply
- Launched MAVAN, the largest single-staker operator in the world
- Partnering with Ethereum foundation 2.0
- Set benchmark for ETH credit by issuing $BMNP, ETH perpetual preferred
- Largest crypto treasury company buyback program ever authorized
- Moonshots including Beast Industries, Eightco, A+ and others
- Uplisted to Big Board NYSE
- Added to Russell 1000 Large-cap Index

As of Sept 28, 2026

ALCHEMY OF 5%: 5% target to optimize shareholder value

Bitmine

The Alchemy of 5%


ETH Owned
Key Milestone
6 million
5 million
4 million
3 million
2 million
1 million
Jul 2025
Aug 2025
Sep 2025
Oct 2025
Nov 2025
Dec 2025
Jan 2026
Feb 2026
Mar 2026
Apr 2026
May 2026
Jun 2026
Jul 2026
Aug 2026
Sep 2026

Illustrative | For Discussion Purposes

Source: Bitmine, Coinmarketcap

ALCHEMY OF 5%: 5% target to optimize shareholder value


Bitmine
The Alchemy of 5%
ETH Owned
Key Milestone
6 million
5 million
4 million
3 million
2 million
1 million
Took 15 months
Jul 2025
Aug 2025
Sep 2025
Oct 2025
Nov 2025
Dec 2025
Jan 2026
Feb 2026
Mar 2026
Apr 2026
May 2026
Jun 2026
Jul 2026
Aug 2026
Sep 2026

Illustrative | For Discussion Purposes

Source: Bitmine, Coinmarketcap

BITMINE · BMNR

ALCHEMY OF 5%: 5% target to optimize shareholder value



Bitmine
The Alchemy of 5%
ETH Owned
Key Milestone
1 million
2 million
3 million
4 million
5 million
6 million
Jul 2025
Aug 2025
Sep 2025
Oct 2025
Nov 2025
Dec 2025
Jan 2026
Feb 2026
Sep 2026
Bear market

Illustrative | For Discussion Purposes

Source: Bitmine, Coinmarketcap

ETHEREUM: Exiting a long consolidation


Projected
~25x?
agentic AI
tokenization
54x
227x
$4,626
$1,366
2,700
$85
$6
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

ETHEREUM: Exiting a long consolidation


Projected
~25x?
agentic AI
tokenization
54x
$4,626
227x
$1,366
2,700
$85
$6
Bear
market
Bitmine
acquires 5%
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

ETHEREUM: Exiting


Outperform
ETH
Projected
~25x?
227x
$4,626
$1,366
agentic AI
tokenization
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2,700
$85
$6
Bear
market
Bitmine
acquires 5%
Reach 5%
target
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

DATS: DATS *track* the price of treasury asset... up or down



As of Sept 28, 2026
Source: Fundstrat, Bloomberg

Illustrative | For Discussion Purposes

DATS: DATS *track* the price of treasury asset... up or down


Proper DAT
outperforms
crypto

As of Sept 28, 2026
Source: Fundstrat, Bloomberg

Illustrative | For Discussion Purposes

BITMINE: Outperformed ETH by 53,500bp since inception


2025
June 30 to Dec 31
Outperforms
+48,100bp
Ethereum
22
Bitmine
The Alchemy of 5%
503

BITMINE: Outperformed ETH by 53,500bp since inception

2025
June 30 to Dec 31

2026
Year to date


Outperforms
+48,100bp
Outperforms
+1,200bp
Ethereum
22
-9
Bitmine
The Alchemy of 5%
503
3


Bear market

BITMINE: Outperformed ETH by 53,500bp since inception


2025
June 30 to Dec 31
2026
Year to date
Since inception
June 2025 to now
Outperforms
+48,100bp
Outperforms
+1,200bp
Outperforms
+53,500bp
Ethereum
Bitmine
The Alchemy of 5%
22
-9
15
503
3
540

BITMINE: Achievements in first year of operations

- Reached 6.0 million ETH, 4.9% of the ETH supply
- Launched MAVAN, the largest single-staker operator in the world
- Partnering with Ethereum foundation 2.0
- Set benchmark for ETH credit by issuing $BMNP, ETH perpetual preferred
- Largest crypto treasury company buyback program ever authorized
- Moonshots including Beast Industries, Eightco, A+ and others
- Uplisted to Big Board NYSE
- Added to Russell 1000 Large-cap Index

As of Sept 28, 2026

BUYBACK: ~21 million shares, of $4 billion authorized


35
30
27
25
20
15
BitMine Immersion Technologies Inc - Last Price 27
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
2026
BMNR US Equity (BitMine Immersion Technologies Inc) 6 month BMNR vBMNR Daily 31DEC2025-28SEP2026
Copyright© 2026 Bloomberg Finance L.P.
28-Sep-2026 17:05:36

BUYBACK: ~21 million shares, of $4 billion authorized


35
30
27
25
20
15
July 14, 2026:
Buyback commences
Jan
Feb
Mar
Apr
May
2026
Jun
Jul
Aug
Sep
BMNR US Equity (BitMine Immersion Technologies Inc) 6 month BMNR vBMNR Daily 31DEC2025-28SEP2026
Copyright© 2026 Bloomberg Finance L.P.
28-Sep-2026 17:05:36

BUYBACK: ~21 million shares, of $4 billion authorized


35
30
27
25
20
15
July 14, 2026:
Buyback commences
Aug 17, 2026:
Completes 21mm shares
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
2026
BMNR US Equity (BitMine Immersion Technologies Inc) 6 month BMNR vBMNR Daily 31DEC2025-28SEP2026
Copyright© 2026 Bloomberg Finance L.P.
28-Sep-2026 17:05:36

BITMINE: Achievements in first year of operations

- Reached 6.0 million ETH, 4.9% of the ETH supply
- Launched MAVAN, the largest single-staker operator in the world
- Partnering with Ethereum foundation 2.0
- Set benchmark for ETH credit by issuing $BMNP, ETH perpetual preferred
- Largest crypto treasury company buyback program ever authorized
- Moonshots including Beast Industries, Eightco, A+ and others
- Uplisted to Big Board NYSE
- Added to Russell 1000 Large-cap Index

BMNP Perpetual Preferred: Issued at $80, currently $99

Issued June 2026
$80


Bitmine Perpetual Preferred
$BMNP
BitMine Immersion Technologies Inc - Last Price 99
95
90
85
80
Jun 15
Jun 30
Jul 15
Jul 31
Aug 14
Aug 31
Sep 15
2026
EP061112 Pfd (BitMine Immersion Technologies Inc) BMNP vBMNR Daily 07JUN2026-28SEP2026
Copyright© 2026 Bloomberg Finance L.P.
28-Sep-2026 16:35:58

Latest
$99

As of Sept 28, 2026

BMNP Perpetual Preferred: Issued at $80, currently $99

Issued June 2026

$80


Latest
$99
95
90
85
80
Bitmine Perpetual Preferred
$BMNP
BitMine Immersion Technologies Inc - Last Price 99
Jun 15
Jun 30
Jul 15
Jul 31
Aug 14
Aug 31
Sep 15
2026
EP061112 Pfd (BitMine Immersion Technologies Inc) BMNP vBMNR Daily 07JUN2026-28SEP2026
Copyright© 2026 Bloomberg Finance L.P.
28-Sep-2026 16:35:58

As of Sept 28, 2026

BMNP Perpetual Preferred: BMNP gains while bonds sink


110
105
100
97
95
94
92
90
Normalized As Of 06/09/2026
Last Price
BitMine Immersion Technologies Inc 114
iShares 20+ Year Treasury Bond ETF 92
iShares iBoxx USD Investment Grade Corporate Bond ETF 94
iShares iBoxx USD High Yield Corporate Bond ETF 97
Jun 15
Jun 30
Jul 15
Jul 31
Aug 14
Aug 31
Sep 15
Sep 30
2026
EP061112 Pfd (BitMine Immersion Technologies Inc) BMNP vs LQD TLT vBMNR Daily 07JUN2026-02OCT2026
Copyright© 2026 Bloomberg Finance L.P.
02-Oct-2026 18:44:45

+24%
Perpetual Preferred $BMNP

-3% HYG – junk bonds

-6% LQD – invest. grade

-8% TLT – US Treasuries

As of Oct 2, 2026

BMNP Perpetual Preferred: BMNP gains while bonds sink


Positive in face of bond bear market
110
105
100
97
95
94
92
90
Normalized As Of 06/09/2026
Last Price
BitMine Immersion Technologies Inc 114
iShares 20+ Year Treasury Bond ETF 92
iShares iBoxx USD Investment Grade Corporate Bond ETF 94
iShares iBoxx USD High Yield Corporate Bond ETF 97
Jun 15
Jun 30
Jul 15
Jul 31
Aug 14
Aug 31
Sep 15
Sep 30
2026
EP061112 Pfd (BitMine Immersion Technologies Inc) BMNP vs LQD TLT vBMNR Daily 07JUN2026-02OCT2026
Copyright© 2026 Bloomberg Finance L.P.
02-Oct-2026 18:44:45

+24%
Perpetual Preferred $BMNP

-3% HYG – junk bonds

-6% LQD – invest. grade

-8% TLT – US Treasuries

CRYPTO CREDIT: Ethereum perpetuals lowest “cost of funds”


Dividend yield (%)
iShares Preferred and Income Securities ETF ($PFF)
Invesco Financial Preferred ETF ($PGF)
$BMNP
$STRC
$CHAD
5.92
6.90
9.56
12.12
14.71

Source: Bloomberg, Fundstrat
* Current yield as of 9/23/2026. Yields for the iShares Preferred and Income Securities ETF ($PFF) and Invesco Financial Preferred ETF ($PGF) are calculated based on the most recently announced dividend, annualized and divided by the current market price.

CRYPTO CREDIT: Ethereum perpetuals lowest "cost of funds"


Dividend yield (%)
iShares Preferred and Income Securities ETF ($PFF)
5.92
Invesco Financial Preferred ETF ($PGF)
6.90
$BMNP
9.56
$STRC
12.12
$CHAD
14.71

Source: Bloomberg, Fundstrat

* Current yield as of 9/23/2026. Yields for the iShares Preferred and Income Securities ETF ($PFF) and Invesco Financial Preferred ETF ($PGF) are calculated based on the most recently announced dividend, annualized and divided by the current market price.

ALCHEMY: Bitmine priorities as we near 5% of ETH

- Maintain maximum exposure to ETH in this bull market
- 5% target, set to optimize shareholder value
- **Leverage substantial scale to optimize opportunities in tokenization and Ethereum ecosystem**


MAVAN
Bitmine
The alchemy of 5%
Following
@MAVAN_BMNR
@MAVAN_BMNR Follows you
MAVAN is the largest single staking operation in the world, providing institutional-grade non-custodial staking services.
United States
bitminetech.io/mavan
Joined April 2026
53 Following
1,930 Followers

As of Sept 28, 2026

Illustrative | For Discussion Purposes

STAKING: BMNR now staking over 5 million ETH as of Sep 27, 2026


Annualized Staking Revenue by Week ($ Million)
34
59
110
166
160
189
202
176
171
172
174
187
184
177
196
212
221
264
297
319
289
276
258
230
219
223
211
235
242
247
254
247
257
250
330
335
330
334
357
357
$422
$429
98%
Fully staked
83%
12/28
1/4
1/11
1/19
1/25
2/1
2/8
2/15
2/22
3/1
3/8
3/15
3/22
3/29
4/5
4/12
4/19
4/26
5/3
5/10
5/17
5/25
5/31
6/7
6/14
6/21
6/28
7/5
7/12
7/19
7/26
8/2
8/9
8/16
8/23
8/30
9/7
9/13
9/20
9/27
9/27*
Alche...

Illustrative | For Discussion Purposes

Source: BitMine, Stats are calculated based on BMNR weekly press release.

STAKING: BMNR now staking over 5 million ETH as of Sep 27, 2026


Annualized Staking Revenue by Week ($ Million)
$1 million per day staking rewards
$422
$429
98%
Fully staked
83%
34 59 110 166 160 189 202 176 171 172 174 187 184 177 196 212 221 264 297 319 289 276 258 230 219 223 211 235 242 247 254 247 257 250 330 335 330 334 357 357
12/28 1/4 1/11 1/19 1/25 2/1 2/8 2/15 2/22 3/1 3/8 3/15 3/22 3/29 4/5 4/12 4/19 4/26 5/3 5/10 5/17 5/25 5/31 6/7 6/14 6/21 6/28 7/5 7/12 7/19 7/26 8/2 8/9 8/16 8/23 8/30 9/7 9/13 9/20 9/27 9/27*
Alche...

Source: BitMine, Stats are calculated based on BMNR weekly press release.

Illustrative | For Discussion Purposes

* Based on annualized weekly staking data as of Sep. 27, 2026. Not intended to represent GAAP revenue. Actual staking rewards fluctuate based on ETH price, network yield, and validator conditions. See the Company's SEC filings for more information.

MOONSHOT: Eightco


EIGHTCO HOLDINGS
Home
About
Holdings
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TREASURY OVERVIEW
$380M
Total Portfolio Value as of September 16, 2026
31.7%
10.3%
29.4%
23.7%
4.7%
Cash & Equivalents
$120M
Cash on hand, stablecoins & fiat
Ethereum
$39M
16,278 ETH
Portfolio diversification
WLD Tokens
$112M
302M tokens
~8.4% of circulating supply
OpenAI
$90M
Pre-IPO equity
Beast Industries
$18M
$5.2B valuation (Bloomberg)

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

MOONSHOT: Eightco private holdings undervalued

VCX BY FUNDRISE
The public ticker for private tech℠

1	Anthropic	20.7%
2	Databricks	17.7%
3	OpenAI	9.9%
4	Anduril	6.9%
5	Ramp	5.1%
6	SpaceX	5.0%
7	Epic Games	3.5%
8	Flock Safety	3.0%
9	dbt (Fivetran)	2.8%
10	Vanta	1.9%

6X mNAV

EIGHTCO HOLDINGS

1	OpenAI	28%
2	Worldchain	22%
3	MrBeast	8%
4	Ethereum	8%
5	Cash	34%

Under-valued

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

Newest Moonshot: Bitmine $200 million investment **Beast Industries**


ethereum


BEAST INDUSTRIES®
YouTube
BEAST GAMES
"THE PIZZA"
LUNCHLY
FEASTABLES
PRIME
MR BEAST
FEASTABLES
MILK CHOCOLATE

BEAST FINANCIAL: The next Robinhood-Sofi-Chime for GenZ

Generation	US Size	Leading institution
Baby Boomers	75	Schwab
GenX	66	Blackrock Blackstone
Millennials	75	Robinhood Sofi Chime
GenZ GenAlpha	69 51	Beast Financial Services

Mr Beast *dominates*

Beast Industries is a privately held, early-stage company. The generational comparison above is for illustrative purposes only and does not represent a guarantee or future result of Beast Financials' market position, revenue, or user adoption.

ETH 2.0: Bitmine lead investor Ethereum Foundation spin-offs


Eth labs
Following
Ethlabs
@ethlabs_org
a non-profit R&D lab for Ethereum and ETH
ethlabs.org
Joined June 2026
5 Following 16.7K Followers
Followed by KingofNPCs, ORBS Official (NASDAQ: $ORBS), and 48 others you follow


Ethereum Institutional
Following
Ethereum Institutional
@ethereuminsti Follows you
Independent non-profit accelerating institutional adoption of Ethereum
Switzerland
ethereuminstitutional.org
Joined June 2026
8 Following 8,137 Followers
Followed by KingofNPCs, Etherealize, and 33 others you follow


EthSystems
97 posts
Following
EthSystems
@eth_systems Follows you
Building confidential systems for institutional Ethereum
Ethereum
ethsystems.org
Joined September 2025
9 Following 6,194 Followers

“The big money is not in the buying and selling, but in the waiting.”



Charlie Munger
Vice Chairman,
Berkshire Hathaway
1924-2023

“The big money is not in the buying and selling, but in the waiting.”



Charlie Munger
Vice Chairman,
Berkshire Hathaway
1924-2023

"The big money is not in the buying and selling, but in the waiting."




HOOOOLD!


Biggest crypto
cycle ahead

As of Sept 28, 2026

Thank You!

Bitmine

The Alchemy of 5%

NYSE: BMNR